Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Note 1:    Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements of Citizens, Inc. and its wholly-owned subsidiaries have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP").

The consolidated financial statements include the accounts and operations of Citizens, Inc. ("Citizens"), a Colorado corporation, and its wholly-owned subsidiaries, CICA Life Insurance Company of America ("CICA"), Computing Technology, Inc. ("CTI"), Insurance Investors, Inc. ("III"), Citizens National Life Insurance Company ("CNLIC"), Security Plan Life Insurance Company ("SPLIC"), and Security Plan Fire Insurance Company ("SPFIC").  Integrity Capital Corporation and Integrity Capital Life Insurance Company were merged into CICA effective April 1, 2011.  All significant inter-company accounts and transactions have been eliminated.  Citizens and its wholly-owned subsidiaries are collectively referred to as "the Company, "we," or "our."

We provide primarily life insurance, as well as a small amount of health insurance policies, through three of our subsidiaries - CICA, SPLIC, and CNLIC.  CICA and CNLIC issue ordinary whole-life policies, burial insurance, pre-need policies, and accident and health related policies, throughout the Midwest and southern United States.  CICA also issues ordinary whole-life policies to non-U.S. residents.  SPLIC offers final expense and home service life insurance in Louisiana, Arkansas and Mississippi and SPFIC, a wholly-owned subsidiary of SPLIC, writes a limited amount of property insurance in Louisiana.

CTI provides data processing systems and services, as well as furniture and equipment, to the Company.  III provides aviation transportation to the Company.

Significant Accounting Policies

Investments

Investment securities are classified as held-to-maturity, available-for-sale or trading.  Management determines the appropriate classification at the time of purchase.  The classification of securities is significant since it directly impacts the accounting for unrealized gains and losses on securities.  Fixed maturity securities are classified as held-to-maturity and carried at amortized cost when management has the positive intent and the Company has the ability to hold the securities to maturity.  Securities not classified as held-to-maturity are classified as available-for-sale and are carried at fair value, with the unrealized holding gains and losses, net of tax, reported in other comprehensive income and do not affect earnings until realized.  Fixed maturities consist primarily of bonds classified as available-for-sale or held-to-maturity.  The Company does not classify any fixed maturities as trading.  Equity securities (including non-redeemable preferred stock) are considered available-for-sale and are reported at fair value.

Unrealized appreciation (depreciation) of equity securities and fixed maturities held as available-for-sale is shown as a separate component of stockholders' equity, net of tax, and is a separate component of comprehensive income.

The Company evaluates all securities on a quarterly basis, and more frequently when economic conditions warrant additional evaluations, for determining if an other-than-temporary impairment ("OTTI") exists pursuant to the accounting guidelines. In evaluating the possible impairment of securities, consideration is given to the length of time and the extent to which the fair value has been less than cost, the financial conditions and near-term prospects of the issuer, and the ability and intent of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.  In analyzing an issuer's financial condition, the Company may consider whether the securities are issued by the Federal government or its agencies, by government-sponsored agencies, or whether downgrades by bond rating agencies have occurred, and reviews of the issuer's financial condition.

If management determines that an investment experienced an OTTI, management must then determine the amount of OTTI to be recognized in earnings.  If management does not intend to sell the security and it is more likely than not that the Company will not be required to sell the security before recovery of its amortized cost basis less any current period loss, the OTTI will be separated into the amount representing the credit loss and the amount related to all other factors.  The amount of OTTI related to the credit loss is determined based on the present value of cash flows expected to be collected and is recognized in earnings.  The amount of OTTI related to other factors will be recognized in other comprehensive income, net of applicable taxes.  The previous amortized cost basis less the OTTI recognized in earnings will become the new amortized cost basis of the investment.  If management intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI will be recognized in earnings equal to the entire difference between the investment's amortized cost basis and its fair value at the balance sheet date.  Any recoveries related to the value of these securities are recorded as an unrealized gain (as other comprehensive income (loss) in stockholders' equity) and not recognized in income until the security is ultimately sold.

The Company from time to time may dispose of an impaired security in response to asset/liability management decisions, future market movements, business plan changes, or if the net proceeds can be reinvested at a rate of return that is expected to recover the loss within a reasonable period of time.

Mortgage loans on real estate and policy loans are reported at unpaid principal balances.

Real estate and other long-term investments consist primarily of land and buildings that are recorded at depreciated cost.  If the fair value of the real estate is less than the carrying value, an impairment loss is recognized and charged to earnings.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method.  Dividend and interest income is recognized when earned.  Realized gains and losses are included in earnings and are derived using the specific identification method for determining the cost of securities sold.

The Company had cash equivalents and fixed maturities with an aggregate fair value of $10.5 million and $11.1 million at December 31, 2011 and 2010, respectively, on deposit with various state regulatory authorities to fulfill statutory requirements.

Premium Revenue and Related Expenses

Premiums on life policies are recognized as earned when due.  Due premiums on the balance sheet are net of allowances. Accident and health policies are recognized as revenue over the contract period on a pro rata basis.  Benefits and expenses are associated with earned premiums so as to result in the recognition of profits over the estimated lives of the contracts.  This matching is accomplished by means of a provision for future policy benefits and the capitalization and amortization of deferred policy acquisition costs.

Annuity policies, primarily flexible premium fixed annuity products, are accounted for in a manner consistent with accounting for interest bearing financial instruments.  Premium receipts are not reported as revenue, rather as deposit liabilities to annuity contracts.  The annuity products issued do not include fees or other such charges.

Deferred Policy Acquisition Costs and Cost of Customer Relationships Acquired

Acquisition costs, consisting of commissions and policy issuance, underwriting and agent convention expenses that are primarily related to and vary with the production of new and renewal business, have been deferred.  These deferred amounts, referred to as deferred policy acquisition costs ("DAC"), are recorded as an asset on the balance sheet and amortized to income in a systematic manner, based on related contract revenues or gross profits as appropriate.

Traditional life insurance and accident and health insurance acquisition costs are being amortized over the premium paying period of the related policies using assumptions consistent with those used in computing future policy benefit liabilities.  For universal life type contracts and investment contracts that include significant surrender charges or that yield significant revenues from sources other than the investment contract holders' funds, the deferred contract acquisition cost amortization is matched to the recognition of gross profit.  The effect on the DAC asset that would result from realization of unrealized gains or losses is recognized with an offset to accumulated other comprehensive income in consolidated stockholders' equity.  If an internal replacement of insurance or investment contract modification substantially changes a contract as defined in current accounting guidance, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred.  If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

We utilize the factor method to determine the amount of costs to be capitalized and the ending asset balance.  The factor method is based on the ratio of premium revenue recognized for the policies in force at the end of each reporting period compared to the premium revenue recognized for policies in force at the beginning of the reporting period. The factor method ensures that policies lapsed or surrendered during the reporting period are no longer included in the deferred policy acquisition costs calculation.  The factor method limits the amount of deferred costs to its estimated realizable value, provided actual experience is comparable to that contemplated in the factors.

Inherent in the capitalization and amortization of deferred policy acquisition costs are certain management judgments about what acquisition costs are deferred, the ending asset balance and the annual amortization.  Approximately 90% of our capitalized deferred acquisition costs are attributed to first year excess commissions.  The remaining 10% are attributed to costs that vary with and are directly related to the acquisition of new insurance business.  Those costs generally include costs related to the production, underwriting and issuance of new business.

A recoverability test that considers, among other things, actual experience and projected future experience is performed at least annually.  These annual recoverability tests initially calculate the available premium (gross premium less the benefit and expense portion of premium) for the next 30 years.  The available premium per policy and the deferred policy acquisition costs per policy are then calculated. The deferred policy acquisition costs are then evaluated over two methods utilizing reasonable assumptions and two other methods using pessimistic assumptions.  Management believes that our deferred policy acquisition costs and related amortization for the years ended December 31, 2011, 2010 and 2009 limits the amount of deferred costs to its estimated realizable value.  This belief is based upon the analysis performed on capitalized expenses that vary with and are primarily related to the acquisition of new and renewal insurance business, utilization of the factor method and annual recoverability testing.

The components of deferred acquisition costs from year to year are summarized as follows:

	For the Years Ended December 31,
	2011	2010	2009
	(In thousands)

Balance at beginning of period	$125,684	115,570	109,114
Capitalized	29,433	27,960	27,132
Amortized	(18,620)	(17,840)	(20,678)
Effects of unrealized gains (losses)	(197)	(6)	2
Balance at end of period	$136,300	125,684	115,570

Cost of customer relationships acquired ("CCRA") is established when we purchase a block of insurance.  CCRA is amortized primarily over the emerging profit of the related policies using the same assumptions as were used in computing liabilities for future policy benefits.  We utilize various methods to determine the amount of the ending asset balance, including a static model and a dynamic model.  Inherent in the amortization of CCRA are certain management judgments about the ending asset balance and the annual amortization.  The assumptions used are based upon interest, mortality and lapses at the time of purchase.

A recoverability test that considers, among other things, actual experience and projected future experience is   performed at least annually.  These annual recoverability tests initially calculate the available premium (gross premium less the benefit and expense portion of premium) for the next thirty years.  The CCRA is then evaluated utilizing reasonable assumptions.  Management believes that our CCRA and related amortization is recoverable for the years ended December 31, 2011, 2010 and 2009.  This belief is based upon the analysis performed on estimated future results of the block and our annual recoverability testing.

Cost of customer relationships acquired relative to purchased blocks of insurance is summarized as follows:

	For the Years Ended December 31,
	2011	2010	2009
	(In thousands)

Balance at beginning of period	$31,631	34,728	33,805
Acquisitions	-	-	4,006
Amortization	(2,998)	(3,058)	(3,431)
Adjustment	-	-	326
Change in effects of unrealized (gains) losses on CCRA	(688)	(39)	22
Balance at end of period	$27,945	31,631	34,728

The increase in the effects of unrealized gains and losses on CCRA in 2011 is related to the increase on unrealized gains on available-for-sale securities in 2011.

Estimated amortization of cost of customer relationship acquired in each of the next five years and thereafter is as follows.  Actual future amortization will differ from these estimates due to variances from estimated future withdrawal assumptions.

Amount
(In thousands)
Year:
2012	$2,296
2013	2,114
2014	1,947
2015	1,796
2016	1,681
Thereafter	18,815
28,649
Effects of unrealized (gains) losses on CCRA	(704)
Total	$27,945

The value of CCRA in our various acquisitions, which is included in cost of customer relationships acquired in the accompanying consolidated financial statements, was determined based on the present value of future profits discounted at annual rates ranging from 4.5% to 8.5%.

Future Policy Benefits and Expenses

Future policy benefit reserves for traditional life insurance and accident and health insurance contract benefits and expenses are computed using a net level premium method, with assumptions as to investment yields, dividends on participating business, mortality and withdrawals based upon our experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

The accrued account balance for non-traditional life insurance and investment contracts is computed as deposits net of withdrawals made by the contract holder, plus amounts credited based on contract specifications, less contract fees and charges assessed, plus any additional interest.  Annuity interest crediting rates range from 3.0% to 5.5% annually.  Benefits and expenses are charged against the account balance to recognize costs as incurred over the estimated lives of the contracts.  Expenses include interest credited to contract account balances and benefits paid in excess of contract account balances.

Unpaid claims on accident and health policies represent the estimated liability for benefit expenses, both reported but not paid and incurred but not reported to the Company.  Liabilities for unpaid claims are estimated using individual case basis valuations and statistical analyses.  Those estimates are subject to the effects of trends in claim severity and frequency.

Anticipated investment income is not considered in determining whether a premium deficiency exists with respect to short-duration contracts.  Premium deposits accrue interest at rates ranging from 4.0% to 8.25% per annum.  The cost of insurance is included in the premium when collected and interest is credited annually to deposit accounts.

The development of liabilities for future policy benefits requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense, and investment experience.  These estimates are based primarily on historical experience and future expectations of mortality, morbidity, expense, persistency, and investment assumptions.  Actual results could differ materially from estimates.  We monitor actual experience and revise assumptions as necessary.

The Company corrected two valuation database discrepancies in 2010 that resulted in a decrease to reserves of $559,000.  There was a value per unit error related to fully paid up policies of CICA under one plan in duration twenty-one resulting in a reserve overstatement amounting to $508,000, with approximately $475,000 related to prior years, and another insurance plan of CICA where surrender charges were not properly recorded, which also overstated reserves by $51,000, with approximately $48,000 related to prior years.  The correction of these errors resulted in an increase of 2010 pre-tax income of $523,000 and $339,950 increase in net income.

Goodwill and Other Intangible Assets

Goodwill is the difference between the purchase price in a business combination and the fair value of assets and liabilities acquired, and is not amortized.  Other intangible assets include various state insurance licenses, which have been determined to have indefinite useful lives and, therefore, are not amortized. Both goodwill and other intangible assets with indefinite useful lives are subject to annual impairment analyses.

The goodwill impairment test uses a two step process as set forth under current accounting guidance.  In the first step, the fair value of a reporting unit is compared to its carrying value. If the carrying value of a reporting unit exceeds its fair value, the second step of the impairment test is performed for purposes of measuring the impairment. In the second step, the fair value of the reporting unit is allocated to all of the assets and liabilities of the reporting unit to determine an implied goodwill value. If the carrying amount of the reporting unit goodwill exceeds the implied goodwill value, an impairment loss is recognized in an amount equal to that excess.

Management's determination of the fair value of each reporting unit incorporates multiple inputs including discounted cash flow calculations, peer company price to earnings multiples, the level of the Company's Class A common stock price and assumptions that market participants would make in valuing the reporting unit. Other assumptions can include levels of economic capital, future business growth, and earnings projections.

As of December 31, 2011, the Company had goodwill of $12.7 million allocated to the Life Insurance segment and $4.5 million allocated to the Home Service Insurance segment.  The Company completes its annual goodwill assessment for the individual reporting units within the Life Insurance segment and Home Service Insurance segment as of December 31 each year.  There was no impairment of goodwill in 2011, 2010 or 2009.

Goodwill is summarized as follows:

	Gross	Accumulated Amortization	Net
	(In thousands)

Balance at January 1, 2009	$20,755	(5,068)	15,687
Acquisition	1,238	-	1,238
Adjustments	235	-	235
Balance at December 31, 2009, 2010 and 2011	$22,228	(5,068)	17,160

Participating Policies

At December 31, 2011 and 2010, participating business approximated 59.2% and 58.7%, respectively, of direct life insurance in force.

Future policy benefits on participating policies are estimated based on net level premium reserves for death and endowment policy benefits ranging from 3% to 8%, and the cash surrender values described in such contracts.  The scaling rate used for the 2011 portfolio ranged between 3.4% up to 3.9% over 10 years and then going up to 5% at 20 years and remaining there for the duration.  Earnings and dividends on participating policies are allocated based on policies in force.

Policyholder dividends are determined based on the discretion of the Board of Directors of the policy issuing subsidiary.  Policyholder dividends are accrued over the premium paying periods of the insurance contract.

Earnings Per Share

Basic earnings per share are computed by dividing income available to common stockholders by the weighted average number of shares of common stock outstanding during each period.  Diluted earnings per share are computed under the if-converted method for convertible securities and the treasury stock method for warrants, giving effect to all potential dilutive common stock, including options, warrants and convertible/redeemable preferred stock.  The basic and diluted earnings per share of Class B common stock are one half the earnings per share of the Class A common stock.

During 2011, the warrants associated with the Series A Preferred Stock were either exercised or expired on July 12, 2011.  Shares issued from the exercise of warrants totaled 255,216, and 1,989 shares were issued under a cashless provision in the Preferred Stock contract.  Additionally, 9,487 shares were issued from the exercise of warrants at various dates in 2011.  In 2009, we issued 1.7 million Class A common shares for the mandatory redemption of our Company Series A Preferred Stock.  Additionally, 10,000 shares of Class A common stock were issued upon one exercise of warrants.  During 2009, the Company also issued 1.3 million shares of Class A common stock for the acquisition of ICC.

The following table sets forth the computation of basic and diluted earnings per share.

	Years ended December 31,
	2011	2010	2009
	(In thousands, except per share amount)
Basic and diluted earnings per share:
Numerator:
Net income	$8,375	15,511	17,340
Less: Preferred stock dividends	-	-	(216)
Accretion of deferred issuance costs and discounts on preferred stock	-	-	(2,289)
Net income available to common stockholders	$8,375	15,511	14,835

Net income allocated to Class A common stock	$8,290	15,353	14,680
Net income allocated to Class B common stock	85	158	155
Net income available to common stockholders	$8,375	15,511	14,835
Denominator:
Weighted average shares of Class A outstanding - basic	48,809	48,687	47,554
Weighted average shares of Class B outstanding - basic and diluted	1,002	1,002	1,002
Total weighted average shares outstanding - basic	49,811	49,689	48,556

Basic and diluted earnings per share of Class A common stock	$0.17	0.32	0.31
Basic and diluted earnings per share of Class B common stock	0.08	0.16	0.15

Certain warrants associated with our Convertible Preferred Stock became dilutive.  As a result, the diluted weighted average shares of Class A common stock outstanding for 2011, 2010 and 2009 were 48,813,000, 48,688,000 and 47,556,000, respectively.  Total diluted weighted average shares were 49,814,000, 49,690,000 and 48,558,000 for the same years.  Diluted earnings per Class A share were unchanged from basic of $0.17, $0.32 and $0.31 for 2011, 2010 and 2009, respectively.

The Series A-1 and A-2 Convertible Preferred Stock that was outstanding during 2009 was anti-dilutive because the amount of the dividend and accretion of deferred issuance costs and discounts for the year ended December 31, 2009 per Class A common stock share obtainable on conversion exceed basic income per share available to common stockholders.

Income Taxes

Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered.

A deferred tax asset is recorded only if a determination is made that it is more-likely-than-not that the tax treatment on which the deferred tax asset depends will be sustained in the event of an audit.  These determinations inherently involve management's judgment.  In addition, the Company must record a tax valuation allowance with respect to deferred tax assets if it is more-likely-than-not that the tax benefit will not be realized.  This valuation allowance is in essence a contra account to the deferred tax asset.  Management must determine the portion of the deferred tax asset and resulting tax benefit that may not be realized based upon judgment of expected outcomes.  Due to significant estimates utilized in establishing the valuation allowance and the potential for changes in facts and circumstances, it is reasonably possible that we will be required to record adjustments to the valuation allowance in future reporting periods.  Such a charge could have a material adverse effect on our results of operations, financial condition and capital position.

The table below details the Company's tax valuation allowance in deferred income taxes payable.

	For the Years Ended December 31,
	2011	2010	2009
	(In thousands)

Valuation Allowance:
Balance at beginning of period	$-	(2,462)	(7,704)
Tax benefit in income tax expense	-	2,462	2,795
Tax benefit in other comprehensive income	-	-	2,701
Adjustment to goodwill	-	-	(254)
Balance at end of period	$-	-	(2,462)

Property and Equipment

Property and equipment, including leasehold improvements, are carried at cost less accumulated depreciation.  Depreciation of property and equipment is computed using the straight-line method over the useful lives of the assets, ranging from three to thirty years.  We amortize leasehold improvements over the shorter of the related lease term or the estimated life of the improvements.  The Company has no capital leases.

Following is a summary of property and equipment.

	For the Years Ended December 31,
	2011	2010
	(In thousands)

Property and equipment:
Home office, land and buildings	$9,309	8,136
Furniture and equipment	2,464	2,216
Electronic data processing equipment	3,726	3,687
Automobiles and marine assets	382	356
Airplane	3,282	3,282
Total property and equipment	19,163	17,677
Accumulated depreciation	(11,303)	(10,576)
Balance at end of period	$7,860	7,101

Reinsurance Recoverable

Reinsurance recoverable includes expected reimbursements for policyholder claim amounts in excess of the Company's retention, as well as profit sharing and experience refund accruals.  Reinsurance recoverable is reduced for estimated uncollectible amounts, if any.

Reinsurance premiums, losses and adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.  The cost of reinsurance related to short duration contracts is accounted for over the coverage period.  Profit-sharing and similar adjustable provisions are accrued based on the experience of the underlying policies.

Cash Equivalents

The Company considers as cash equivalents all securities whose duration does not exceed 90 days at the date of acquisition.

Short-term Investments

The Company considers investments maturing within one year at acquisition as short-term. These securities are carried at amortized cost, which approximates market value.

Depreciation

Depreciation on most property and equipment is calculated on a straight-line basis using estimated useful lives ranging from three to ten years.  Building improvements are depreciated over the estimated lives of thirty years.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ materially from these estimates.

Reserving assumptions are reviewed to ensure our original assumptions at the time of policy issuance that related to interest, mortality, withdrawals, and settlement expenses are based upon management's best judgment.  The Company revised assumptions used in the development of reserve and DAC balances to reflect the assumed decline in the long-term investment rate during the last quarter of 2011.  The adjustment resulted in an increase to reserves of approximately $0.8 million and a decrease in the DAC asset of approximately $1.4 million.

Reclassifications

Certain amounts presented in prior years have been reclassified to conform to the current presentation.  No individual amounts were material.

Accounting Pronouncements

Accounting Standards Not Yet Adopted

In October 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-26, which modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The guidance specifies that the costs must be based on successful efforts.  The guidance also specifies that advertising costs should be included as deferred acquisition costs only when the direct-response advertising accounting criteria are met.  If application of the guidance would result in the capitalization of acquisition costs that had not been capitalized prior to adoption, the entity may elect not to capitalize those additional costs.  The new guidance is effective for reporting periods beginning after December 15, 2011, and should be applied prospectively, with retrospective application permitted.  The Company adopted this standard on January 1, 2012, with a retrospective application.  The financial impact is currently estimated to result in a reduction in the DAC asset upon implementation between $10.0 million and $13.0 million as a retrospective adjustment to beginning of year retained earnings at the date of adoption, and an estimated increase in pre-tax earnings of $0.5 million to $1.0 million.

In June 2011, the FASB amended ASU No. 2011-05 on the presentation of comprehensive income in financial statements to improve the comparability, consistency and transparency of financial reporting and to increase the prominence of items that are recorded in other comprehensive income. The new accounting guidance requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The provisions of this new guidance are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this guidance is not expected to have a material impact on our financial statements.

ASU No. 2011-04, "FairValue Measurement ("Topic 820") – Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs" amends Topic 820, "Fair Value Measurements and Disclosures," to converge the fair value measurement guidance in U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles in Topic 820 and requires additional fair value disclosures. ASU 2011-04 is effective for annual periods beginning after December 15, 2011, and is not expected to have a significant impact on the Company's financial statements.

Accounting Standards Update No. 2011-08 – "Intangibles - Goodwill and Other (Topic 350):  Testing Goodwill for Impairment" ("ASU No. 2011-08").  This standard amends existing guidance by giving an entity the option to first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount.  This standard is effective for fiscal years beginning after December 15, 2011.  The adoption of this update is not expected to have a material impact on our financial statements.

Accounting Standards Recently Adopted

In December 2010, the FASB issued disclosure guidance for entities that enter into business combinations that are material.  The guidance specifies that if an entity presents comparative financial statements, the entity should disclose pro forma revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The guidance expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination.  The Company will apply the guidance to any business combinations entered into on or after January 1, 2011.

Health Care Reform

The Company has assessed, based upon the information available, the Affordable Care Act, as passed by the U.S. Congress in the first quarter of 2010.  The Company has considered its medical and dental plans provided for employees and agents.  While the Company will incur additional costs associated with the implementation of this Act, it does not believe these costs or ongoing costs associated with this Act will have a material impact to the consolidated financial statements.  The Company does not provide a separate prescription drug plan to its retirees.  In addition, the Company does not sell any medical insurance or prescription drug coverage.  However, the Company does sell dental insurance but believes the impact of this Act is immaterial to these products.  The Company will continue to assess the information contained in this Act as additional guidance becomes available and as additional implications are understood or clarified.

Financial Reform

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act ("the "Financial Reform Act") was enacted.  The Financial Reform act includes a provision to establish a Federal Insurance Office with the primary purpose of collecting information to better understand insurance issues at the federal level and to monitor the extent to which traditional underserved communities and consumers, minorities and low and moderate income persons have access to affordable insurance products.  The Financial Reform Act also contains provisions affecting financial institutions, credit rating agencies and other commercial and consumer businesses.